EXHIBIT 10.8

DATED                                                                       2002



                                 FS2 LIMITED                                 (1)


                   WORLD DISTRIBUTION CONSULTANTS LIMITED                    (2)


                                 PETER SHORT                                 (3)

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THIS AGREEMENT is dated ___________________________ 2002

BETWEEN

(1) FS2 LIMITED (Company Number 04102584) whose registered office is situated at Carlton Tower 34 St Pauls Street Leeds LS1 2QB ("the Company"); and

(2)  WORLD  DISTRIBUTION  CONSULTANTS  LIMITED  (Company  Number  2319311) whose
     registered   office  is  at  42  Doughty   Street  London  WC1N  2LY  ("the
     Consultant")

(3)  PETER SHORT of [ ] ("PS")

NOW IT IS HEREBY AGREED as follows:

1.   Definitions

1.1 In this Agreement the following definitions apply unless the context requires otherwise:

     "the Appointment"                    means the  appointment  of the
                                          Consultant  on the terms of this
                                          Agreement

     "the Board"                          means the board of  directors  of the
                                          Company  from time to time

     "the Confidential Information"       has the meaning ascribed in Clause 8

     "Subsidiary and holding company"     shall have the meaning  ascribed to
                                          them by the  Companies Act 1985

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2.   Appointment and Term

2.1 The Company hereby appoints the Consultant and the Consultant hereby agrees to act as Sales and Marketing Director and the Consultant hereby agrees to provide the consulting services through PS

2.2 The Appointment shall commence on 1 January 2002 (the "Commencement Date") and shall continue for a minimum period of 15 months (the "Initial Period") The Appointment may be terminated by the Company or the Consultant giving to the other not less than three calendar months notice such notice to expire at any time after the Initial Period

2.3 The Consultant warrants that in entering into this Agreement and performing its obligations under it they will not be in breach of any terms or obligations under any further appointment or employment

2.4 At all times the Consultant shall provide the services of PS who shall at all times remain an employee of the Consultant who shall ensure that this Appointment is undertaken by PS

3.   Scope of the Appointment

3.1 The Consultant shall be responsible for the duties and obligations referred to in Schedule 1 to this Agreement

3.2 The Consultant shall be required to devote such proportion of the time and attention of PS to the duties of its position (as the same is described in clause 3.1) as may be necessary for the fulfilment of its obligations

3.3 During the continuation of the Appointment neither the Consultant nor PS shall not without the prior written consent of the Board pledge the credit of the Company

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4.   Payment

4.1 Subject to compliance by the Consultant with its obligations under this Agreement the Consultant shall be paid the sum of $5,000 per month for the months of January February and March 2002 and US$12,000 during each of the remaining months of the Initial Period

4.2 In addition to the payments specified in clause 4.1, the Company shall reimburse to the Consultant and PS all reasonable expenses for travel, subsistence, office or other out-of-pocket expenses properly incurred by the Consultant and PS wholly in pursuance of their obligations under this Agreement

4.3 All such payments due the to Consultant shall be paid upon completion of each months activities and within seven (7) days of presentation of the Consultant's invoice

4.4 Any payments to be made to the Consultant after the Initial Period will be negotiated by the Consultant and the Board

4.5 All payments due to the Consultant under the terms of this Clause are exclusive of any VAT or other tax that may be applicable to such payments

4.6 All payments due to the Consultant are conditional upon the Consultant providing a monthly report to the Board in terms to be agreed and notified to the Consultant from time to time

5.   Skill and Care

     The Consultant and PS shall carry out the terms of the Appointment and perform their duties and obligations with reasonable skill and care and to the best of their ability

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6.   Tax Status

6.1 It is the intention of the parties that the Consultant shall assume the status of a self-employed person and shall not be entitled to any pension bonus or other fringe benefits from the Company and that he shall not be liable to tax under Schedule E Income and Corporation Taxes 1988

6.2 The Consultant shall be solely responsible for the full payment of all Income Tax assessments and National Insurance or similar contributions or liabilities arising in consequence of this Agreement or otherwise

6.3 If for any reason the Company pays any Income Tax National Insurance or similar contributions on behalf of the Consultant the Company is entitled to demand and the Consultant shall give a full and immediate indemnity of respect of all such payments made

7.   Termination

7.1 Notwithstanding the provisions of Clause 2.2 the Appointment shall be subject to termination by the Company by notice in writing at any time if the Consultant or PS shall have: -

     7.1.1 committed any serious breach of their obligations or an act of gross misconduct serious negligence or serious default; or

     7.1.2 (after written warning) repeated or continued any breach of their obligations; or

     7.1.3 been (in the reasonable opinion of the Board) guilty of conduct tending to bring either of them or the Company into disrepute including (without limitation) by knowingly making any untrue or misleading statement in relation to the Company; or

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     7.1.4     been  convicted  of any  criminal  offence  (excluding an offence
               under  Road   Traffic   legislation  in the  United  Kingdom  or
               elsewhere for which no sentence of imprisonment (immediate or suspended) has been imposed); or

     7.1.5     committed any act of dishonesty whether relating to the Company;
               or

     7.1.6 suffered or taken any proceedings towards a CVA or arrangement a bankruptcy order or interim order with its creditors being made against them or shall have taken any formal steps towards entry into any compromise or arrangement with their creditors generally or with a majority in number or value of them; or

     7.1.7     in the case of PS been subject of any disqualification  order
               made  under  the   provisions   of  the   Company   Directors
               Disqualification Act 1986

     7.1.8 in the reasonable opinion of the Board failed to perform the duties obligations and responsibilities referred to in this
                   Agreement pursuant to the Appointment

7.2 The Consultant hereby expressly agrees that the Company may make such deductions from any payments due on the termination of or during the Consultants Appointment as may be necessary to reimburse the Company against any liability of or incurred by the Consultant to the Company

8.   Confidential Information

8.1 Given the nature of the work undertaken by the Company from time to time and the involvement which the Consultant and PS have and will continue to be given in all aspects of the business of the Company, the Consultant and PS will have access to information, much of which may be confidential and the disclosure of which could be extremely damaging to the business of the Company. In this Agreement, "Confidential Information" means:-

     8.1.1 information relating to the businesses, finances, dealings, transactions and affairs of the Company for the time being confidential to the Company;

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     8.1.2     trade  secrets  (including,  without  limitation,  price and cost information, discount structures, sales statistics, business plans and programs, business opportunities, expansion plans, marketing surveys, research and development projects, formulae,
               inventions,  patent  applications  and  registrations,   designs,
               discoveries, know-how, methods, processes, techniques, other technical data, business forms and operating procedures, policies and practices) relating to the business of the Company and which is for the time being confidential to the Company;

     8.1.3 the names, addresses and contact details of customers or potential customers clients or potential clients or suppliers or potential suppliers of the Company (whether or not recorded in writing or on computer disk or tape);

     8.1.4 analyses made, or views taken, by the Company in respect of the businesses, finances, dealings, transactions and affairs of the Company, any customer or potential customer client or potential client or any supplier or potential supplier of the Company or any other third party; and

     8.1.5 information in respect of which the Company is bound by an obligation of confidentiality to a third party.

     In order to protect the confidentiality of such information, and without prejudice to every other duty which the Consultant and PS have to keep secret all information given to them or gained in confidence, the Consultant and PS agree as provided in this Clause 8.

8.2 The Consultant and PS shall not, except in the proper performance of their duties under this Agreement, either during the Appointment or at any time after the termination of the Appointment (howsoever caused), without the prior written consent of the Board, use for their own benefit or for the benefit of any other person, company or other undertaking (other than the Company) or, except as required by law, a court or tribunal of competent jurisdiction or any applicable regulatory or statutory authority or body, directly or indirectly divulge or disclose to any person (other than any person employed by the Company (including, for the avoidance of doubt, any professional or other adviser appointed by the Company) whose province it is to know the same) any Confidential Information which may come to his knowledge during the Appointment or previously or otherwise.

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8.3  During  the  Appointment,  the  Consultant  and PS  shall  use  their  best endeavours to prevent the publication, divulgence or disclosure by third parties of any Confidential Information.

8.4 The restrictions contained in this Clause 8 shall cease to apply to any Confidential Information which may (otherwise than through the default of the Consultant or PS) become available to, or within the knowledge of, the public generally.

9.   Intellectual Property

9.1 The Consultant and PS shall forthwith communicate to the Company in confidence all Intellectual Property which either the Consultant or PS may make or originate, either solely or jointly with another or others, during the Appointment. For the purpose of this Clause 9, "Intellectual Property" means (whether capable of being patented, registered or not):-

     9.1.1 every invention, discovery, design, trade mark, secret process or improvement;

     9.1.2     every work in which copyright may exist;  and

     9.1.3 moral rights (as defined by sections 77 and 80 of the Copyright, Designs and Patents Act 1988).

9.2 In the case of such Intellectual Property as is made or originated wholly or substantially in the course of their normal duties or in the course of duties specifically assigned to them during the Appointment by the Company and which affect or relate to the affairs of the Company, or are capable of being used or adopted for use in connection therewith, ("Relevant Intellectual Property") sub-Clauses 9.3 to 9.6 (inclusive) shall apply.

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9.3  All  Relevant   Intellectual   Property   (or,  in  the  case  of  Relevant
     Intellectual Property made or originated by the Consultant or PS jointly with another or others, to the full extent of the Consultant and PS's interest therein so far as the law allows) shall be and become the exclusive property of the Company and shall not be disclosed to any other person, company or other undertaking without the prior written consent of the Company. Without prejudice to the foregoing, the Consultant and PS, by their execution of this Agreement, assign to the Company in relation to any Relevant Intellectual Property all of their proprietary rights (if any) in respect of all Relevant Intellectual Property for the full term thereof throughout the world.

9.4 The Consultant and PS shall, if and when required by the Company (whether during or after the termination of the Appointment) and at the expense of the Company (or its nominees):-

     9.4.1 give and supply all such information, data and drawings as may be required to enable the Company (or its nominees) to exploit all Relevant Intellectual Property to the best advantage; and

     9.4.2 do, and combine with others in doing, all acts and sign and execute all applications and other documents (including powers of attorney in favour of nominees of the Company) necessary or incidental to obtaining, maintaining or extending patent or other forms of protection for such Intellectual Property in the United Kingdom and in any other part of the world or for transferring to or vesting in the Company or its nominees the Consultant and PS's entire right, title and interest to and in Relevant Intellectual Property or to and in any application, patent or other form of protection or copyright (as the case may be), including the right to file applications in the name of the Company or its nominees for patent or other forms of protection or for registration of copyright in any country claiming priority from the date of filing of any application or other date from which priority may run in any other country.

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9.5  The  provisions of this Clause 9 shall not entitle the  Consultant or PS to any compensation except that, in the case of any invention on which a British patent has been granted or assigned to the Company and the Company has derived outstanding benefit from such patent, the Consultant or PS may be entitled, by virtue of section 40 of the Patents Act 1977, to claim additional compensation. The provisions of this Clause 7 shall not restrict the Consultant or PS's rights under sections 39 to 43 (inclusive) of the Patents Act 1977. The Consultant and PS, by their execution of this Agreement, waives all moral rights conferred by Part I of Chapter IV of the Copyright, Designs and Patents Act 1988 in respect of all Relevant Intellectual Property.

9.6 For the avoidance of doubt, the provisions of this Clause 9 shall remain in full force and effect notwithstanding that after the Consultant and PS have made or originated any Relevant Intellectual Property the Appointment may have ceased or been terminated for any reason whatsoever with the intention that the same shall bind the heirs and assignees of the Consultant.

10.  Post Completion Obligations

10.1 Since the Consultant and PS will during the Appointment by the Company, have access to Confidential Information and dealings with the customers clients or suppliers and other contacts of the Company for which they are required to perform duties, they hereby agree, in order to safeguard Confidential Information and the goodwill of the Company, that, in the event of the termination of the Appointment, they shall not for a period of 12 months, from the date of such termination except with the prior written consent of the Company which shall not be unreasonably withheld:-

     10.1.1 entice or solicit, or endeavour to entice or solicit, away from the Company the custom or business of any person, company or other undertaking who or which is or has been a customer or client of the Company and with whom or which the Consultant or PS has dealt at any time during the 12 months immediately prior to the date of such termination in the performance of his duties under this Agreement;

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     10.1.2    have  business  dealing with or accept  business from any person, company or other undertaking who or which is or has been a customer or client of the Company and with whom or which the Consultant or PS has dealt at any time during the 12 months immediately prior to the date of such termination in the
               performance  of  his  duties  under  this,   provided  that  this
               restriction shall not prohibit the Consultant or PS from having business dealings with or accepting business from any such person, company or other undertaking in respect of any business which is not in direct or indirect competition with any business carried on by the Company as at the date of such termination and in which the Consultant or PS was concerned to a material extent during the 12 months immediately prior to the date of such termination;

     10.1.3 without the prior written consent of the Company, be directly or indirectly engaged, interested or concerned in any business carried on, or about to be carried on, by any person, company or other undertaking which is, or is likely to be, competitive with any business carried on by the Company as at the date of such termination, provided that this restriction shall not prohibit the Consultant or PS from being engaged, interested or concerned in any such business, company or other undertaking so far as his involvement therein or duties in connection therewith shall relate exclusively to work of a kind or nature with which the Consultant or PS was not concerned to a material extent during the 12 months immediately prior to the date of such termination;

     10.1.4 directly or indirectly entice or solicit, or endeavour to entice or solicit, away from the employment of the Company any person who was a director or employee of the Company immediately prior to the date of such termination and who is and who was engaged in an area of business the same or substantially similar to that in which the Consultant or PS was engaged at any time during the 12 months immediately prior to the date of such termination and with whom the Consultant or PS dealt or had contact in the performance of his duties under this Agreement; or

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     10.1.5    interfere,  or seek to  interfere,  with (a) the supply to the of any goods or services by any supplier who, during the 12 months immediately prior to the date of such termination, shall have supplied goods or services to the Company or (b) the terms on which such supply was made during such period of 12 months.



     The restrictions set out in this sub-Clause 10.1 shall apply to any action taken by the Consultant or PS in any capacity (whether as principal, agent, representative, partner, director, employee, joint venturer, consultant or otherwise).

10.2 On the termination of the Appointment (howsoever caused), neither the Consultant nor PS shall at any time thereafter, represent themselves still to be connected with the Company, except with the prior consent, or at the request, of the Board or to the extent that he shall be so connected as a result of being a shareholder of the Company.

10.3 The  Consultant and PS  acknowledge  and agree that each of  sub-paragraphs
     (i)-(v) (inclusive) of sub-Clause 10.1 constitutes an entirely separate and independent restriction on him and that the duration, extent and application of each of such restrictions are no greater than is necessary for the protection of the legitimate interests of the Company for which he is required to perform duties.

10.4 While the restrictions set out in sub-paragraphs (i)-(v) (inclusive) of sub-Clause 10.1 are considered by the parties hereto to be reasonable in all the circumstances, it is acknowledged that restrictions of such a nature may fail or become invalid for technical reasons unforeseen or because of changing circumstances and, accordingly, the parties hereto agree that if any of such restrictions shall be adjudged to be void or ineffective as going beyond what is reasonable in all the circumstances for the protection of the interests of the Company or for any other reason but would be valid and effective if part of the wording thereof was deleted and/or any period or area referred to therein reduced in time or scope, such restrictions shall apply with such deletions or modifications as may be necessary to make them valid and effective.

11   Enhancement and Equity Participation

     It is the intention of the Company to establish a scheme whereby the Consultant shall be able to participate in the equity of the Company and whereby the Consultant shall be entitled to performance related enhanced payments set by the Company and notified to the Consultant in due course

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12.  General

12.1 With effect from the Commencement Date all other agreements or arrangements whether written or oral express or implied between the Consultant and the Company relating to the services provided by the Consultant and PS shall be deemed to have been superseded

12.2 The expiration or termination of this Agreement howsoever arising whether or not in accordance with its terms by either party shall not affect such of the provisions hereof as are expressed to operate or have effect after the termination of this Agreement and shall be without prejudice to any right of action already accrued to either party in respect of any breach of this Agreement by the other party

     12.3.1 All communications between the parties with respect to any of the provisions of this Agreement shall be handed to the party concerned delivered to the addresses set out in this Agreement or sent by pre-paid first class post to the addresses set out in this Agreement or to such other addresses as may have been notified in writing by the parties

     12.3.2 Communications which are by pre-paid first class post sent by pre-paid first class post shall in the absence of industrial action by Post Office employees be deemed to have been received by the addressee two business days after the day of posting and in the event of such industrial action shall be deemed to have been received two business days after resumption of normal working

     12.3.3 In proving service by post it shall only be necessary to prove that the communication was contained in an envelope which was duly addressed stamped first class and posted and that the post was operating normally during that time

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12.4 No  failure  by the  Company to  exercise  nor any delay by the  Company in exercising any right power or remedy hereunder shall operate as a waiver of that or any other right power or remedy of the Company nor shall any single or partial exercise of any right power or remedy preclude any other or further exercise of that or any other right power or remedy.

12.5 Neither this Agreement nor any of the benefits hereunder shall be assignable by the Consultant

12.6 The construction and validity and performance of this Agreement shall be governed by the laws of England

12.7 The parties irrevocably agree to submit to the exclusive jurisdiction of the Courts of England


AS WITNESS the hand of the duly authorised representative of the Company and IN WITNESS the Consultant executes this Agreement as a deed on the date of this Agreement

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EXECUTED AS A DEED by the                            )
------------------
Company acting by:-                                  )

                                                     Director
                                                     Director/Secretary


EXECUTED AS A DEED by                                )
------------------
[    ] LIMITED acting by:-                           )

                                                     Director
                                                     Director/Secretary



EXECUTED AS A DEED by                                )
------------------
Peter Short  in the presence of:-                    )

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              Initial Roles and Responsibilities - to April 30 2002
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o    Project co-ordination with suppliers and key personnel

o    Participate in developing business plan

o    Participate in defining overall corporate structure

o    Hand over financial plan to FS2 Finance Director

o    Take up role of Sales and Marketing Director

o Establish vendor and agent agreement structures and develop vendor and agent contract templates

o Develop overall Sales and Marketing Plan to include a 60 month vision, 18 month rolling plan with sales targets and a detailed 6 month plan.

o    Develop ongoing roll out plan

o    Agree the Proof of Concept presentation
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Remainder Q2, Q3 - Q4 2002, Q1 2003
--------------------------------------------------------------------------------
o    Sales and Marketing Director

o Execution of overall Sales and Marketing plan and ongoing validation against the business plan

o Manage the overall sales and marketing activities and deliver customers to agreed sales targets

o    Product directors CAR, RAIL and TOURISMlink as direct reports

o    Develop vendor marketing plan

o    Develop agent marketing plan

o    Attend meetings and events as requested by BSP TRAVELlink management team.
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